ZTIF P1 03/22

SUPPLEMENT DATED MARCH 1, 2022

TO THE PROSPECTUS DATED MAY 1, 2021

OF

FOREIGN SMALLER COMPANIES SERIES

INTERNATIONAL EQUITY SERIES

(each a series of Templeton Institutional Funds)

The prospectus is amended as follows:

I. The Foreign Smaller Companies Series portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Harlan B. Hodes Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since 2007.

David A. Tuttle, CFA Vice President/Portfolio Manager-Research Analyst of FTIC and portfolio manager of the Fund since January 2021.

Kyle Denning, CFA Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since March 2022.

Katie Ylijoki, CFA Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since March 2022.

II. The following is added to International Equity Series portfolio management team under the “FUND SUMMARY – Portfolio Managers” section in the prospectus:

Heather Waddell, CFA Senior Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since March 2022.

III. The Foreign Smaller Companies Series portfolio management team under the “Fund Details – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the Fund are as follows:

Harlan Hodes, CPA Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Hodes has been the lead manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2001.

David A. Tuttle, CFA Vice President of FTIC

Mr. Tuttle has been a portfolio manager of the Fund since January 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2002.

Kyle Denning, CFA Portfolio Manager - Research Analyst of Investment Counsel

Mr. Denning has been a portfolio manager of the Fund since March 2022, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2019. Prior to joining, he was a senior research analyst at Hardman Johnston Global Advisors.

Katie Ylijoki, CFA Portfolio Manager - Research Analyst of Investment Counsel

Ms. Ylijoki has been a portfolio manager of the Fund since March 2022, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 2006.

IV. The following is added to International Equity Series portfolio management team under the “Fund Details – Management” section in the prospectus:

Heather Waddell, CFA Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since March 2022, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.